                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Post-effective Amendment No. 1 to the Registration Statement on Form S-11 of our report dated November 20, 2003, relating to the balance sheet of Corporate Property Associates 16 - Global Incorporated, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

New York, New York

December 23, 2003